SECURITIES  AND  EXCHANGE  COMMISSION

                            WASHINGTON  D.C.    20549

                                     FORM  8-K/A



             CURRENT  REPORT  PURSUANT  TO  SECTION  13  OR  15(D)  OF
                       THE  SECURITIES  EXCHANGE  ACT  OF  1934



                 Date  of  Report:        December  1,  1997
                 -------------------------------------------
                    (Date  of  earliest  event  reported)


                 Bion  Environmental  Technologies,  Inc.
             -----------------------------------------------
      (Exact  Name  of  Registrant  as  Specified  in  its  Charter)




          Colorado               0-19333                84-1176672
        -----------             -----------            -------------
        (State  of             (Commission          (I.R.S. Employer
      Incorporation)             File No.)          Identification No.)





      555  17th  Street,  Suite  3310,  Denver,  Colorado  80202
     -----------------------------------------------------------
     (Address  and  Zip  Code  of  Principal  Executive  Offices)






Registrant's  telephone  number  including  area  code:  (303)  294-0750

ITEM  5.          OTHER  EVENTS.
--------          --------------

(A) On December 1, 1997, Bion Environmental Technologies, Inc. (which along with its subsidiaries is referred to as the "Registrant" or the "Company") signed new Employment Agreements (the "Agreements") with Jon Northrop, C.E.O., Jere Northrop, President, and M. Duane Stutzman, C.F.O., replacing previously existing employment agreements which were due to expire on December 31, 1997 for Mr. Stutzman and March 31, 1998 for Messrs. Northrop. All terms of the Agreements are essentially the same as the previously existing agreements except that the employment period is extended until December 31, 2002. Copies of the Agreements are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively.

(B) On January 9, 1998 the Registrant signed a contract for the design, permitting, and construction of its patented Bion NMS' animal waste treatment system to retrofit a 3,650 sow farm in Knox County, Illinois. This retrofit to an existing lagoon based treatment system represents Bion's first expansion into Illinois.
(C) On December 31, 1997, the Registrant executed a Closing Memorandum/Addendum #3 (the "Memorandum") with Bowman Family Farms, Inc. and Crystal Springs Farms, LLC (collectively "BFF") which is the third amendment to the agreement and addendum between Registrant and BFF dated October 8, 1997 as amended November 13, 1997 and November 30, 1997 (collectively the
"Agreement")(see the agreement and addendum attached as Exhibit 10-1 to the Registrant's September 30, 1997 Form 8-K). The Memorandum sets forth that: 1) in consideration of payments made by BFF to Registrant the Agreement is now binding on Registrant and BFF; 2) the appointment of Michael Bowman as a director of Registrant shall be accomplished upon completion of all payments required by paragraph 5 A.i of the Agreement; 3) as well as numerous other matters related to the project contemplated in the Agreement. A copy of the Memorandum is attached hereto as Exhibit 10.4, and the Agreement is incorporated in Exhibit 10.4 by reference.

(D) On December 1, 1997 the Registrant issued a bonus to M. Duane Stutzman, CFO, consisting of 20,000 class H6 Warrants (to purchase restricted and legended shares of Registrant's common stock at a price of $10.00 per share exercisable from September 15, 1998 through December 31, 2001), 10,000 class H7 Warrants (to purchase restricted and legended shares of Registrant's common stock at a price of $12.50 per share exercisable from September 15, 1999 through December 31, 2001), and 10,000 class H8 Warrants (to purchase restricted and legended shares of Registrant's common stock at a price of $15.00 per share exercisable from September 15, 1999 through December 31,
2001).

(E) Effective January 1, 1998, the parties to that certain Voting Agreement (the "Voting Agreement") (see Registrant's Form 8-K dated May 19, 1997) agreed that such Voting Agreement is amended so that only shares currently owned (which totalled 4,007,797 in aggregate out of 8,559,455 total shares outstanding on January 1, 1998) by or that may be issued in the future to LoTayLingKyur, Inc. and Dublin Holding, Ltd. are to be voted by Jon Northrop, Registrant's C.E.O., and that the Voting Agreement shall expire on June 30, 1999 absent any renewal or extension.

(F) Effective January 1, 1998, holders of 84% of the Registrant's common stock (post transaction) participated in an exchange transaction (the "Exchange") conducted pursuant to Section 351 of the Internal Revenue Code of 1986 as amended that resulted in the exchange of 7,463,012 warrants of various classes for 4,351,348 shares of restricted stock and 2,832,909 Class Z Warrants to purchase shares of the Registrant's common stock at $15.00 per share for a 24 month period commencing January 1, 2000. The Exchange was the result of negotiations that were initiated in response to a proposal made by certain warrant holders on November 23, 1997, and finalized on December 24, 1997 (see Exhibit 2.1 attached hereto for the Exchange offer memorandum). Schedules detailing the calculations for the Exchange, the warrants exchanged, warrants outstanding after the Exchange, and outstanding options as of January 1, 1998 are contained in Exhibits 99.1, 99.2, 99.3, and 99.4 respectively hereto. Registrant has prepared the following analysis of its capital structure  on  January  2,  1998  following  the  Exchange:

Common  Stock:
     Issued  and  outstanding                    8,559,455 1,2

     Options 3
     Vested                                        144,460
Not  Vested                                         79,212

     Warrants 4
     Vested                                      3,129,836
Not  Vested                                         11,250

1 This is an increase from December 31, 1997 of 4,539,586 shares, 4,351,348 of which are as a result of the Exchange, and 188,238 of which result from the issuance of shares previously subscribed.

2 The Registrant currently is obligated to pay $130,000 under the terms of a convertible credit facility with a shareholder which, if converted, would result in the issuance of 28,889 shares of restricted Common Stock as payment in full of the obligation. (See 8-K dated December 1, 1996). If the note is converted into stock, it would result in the Company having 8,588,344 shares of Common Stock outstanding.

3  See  Exhibit  99.4  hereto  for  a  detailed  listing  of  the  options.

4  See  Exhibit  99.3  hereto  for  a  detailed  listing  of  the  warrants.

Following completion of the Exchange the ownership positions of all officers and/or owners of 5% or more of the common stock of the Registrant are as follows:


     Name  of  Holder                        Shares Owned     Z Warrants Owned
     ----------------                        ------------     ----------------

     Dublin  Holding,  Ltd.                    2,500,790          1,141,003
     LoTayLingKyur,  Inc.                      1,507,007            267,589
     Jere  Northrop                              694,040            356,528
     Jon  Northrop                               672,367            350,556
     Mark  Smith  and  Kelly  Moone              519,822            216,486
     Duane  Stutzman                             133,820             65,259



ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.
--------    -------------------------------------


a)          Financial Statements                 None

b)          Pro forma Financial Information      None

c)          Index to Exhibits

            2.1:  Exchange offer memorandum dated December 24, 1997.

           10.1: Employment Agreement for Jon Northrop, CEO, dated December 1, 1997.

           10.2: Employment Agreement for Jere Northrop, President, dated December 1, 1997.

           10.3: Employment Agreement for M. Duane Stutzman, CFO, dated December 1, 1997.

           10.4: Closing Memorandum/Addendum #3 between Bion Tech-nologies, Inc. and Bowman Family Farms, Inc. and Crystal Springs Farms, LLC dated December 31, 1997.

           99.1: Schedule detailing calculations for Exchange offer dated December 24, 1997, to be effective January 1, 1998.

           99.2: Schedule detailing warrants to be exchanged in Exchange offer dated December 24, 1997, to be effective January 1, 1998.

           99.3: Schedule detailing warrants outstanding after Exchange transaction was completed on January 1, 1998.

           99.4:  Schedule detailing options outstanding on January 1, 1998.



     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


               BION  ENVIRONMENTAL  TECHNOLOGIES,  INC.




Date:  January  27,  1998          By:        /s/  Jon  Northrop
                                        ------------------------
                                                   Jon  Northrop,
                                       Chief  Executive  Officer